SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
August 19, 2004

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	0-2253	Not Applicable
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
ChesneyHouse, 96 Pitts Bay Road, Pembroke, Bermuda
(Address of Principal Executive Offices)

HM 08
(Zip Code)

(441) 292-0888
(Registrant's Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure

     The following information is filed pursuant to Item 9, "Regulation FD Disclosure." On August 19, 2004, PartnerRe Ltd. issued a press release relating to its exposure as a result of Hurricane Charley. The press release is attached as exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PartnerRe Ltd.
(Registrant)

By:	/s/ Amanda Sodergren

Name:	Amanda Sodergren
Title:	Associate General Counsel

Date: August 19, 2004